UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 14, 2025
Pacific Biosciences of California, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1305 O’Brien Drive
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)
(650) 521-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On January 14, 2025, Pacific Biosciences of California, Inc. (the “Company”) issued a press release providing a business update and announcing certain unaudited preliminary financial results as of and for the quarter and year ended December 31, 2024 (the “Press Release”). A copy of the Press Release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in Item 2.02 of this Current Report on Form 8-K, including the sections of the Press Release incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01.    OTHER EVENTS.
The information set forth in the Press Release, solely to the extent such information references the Company’s expectations for preliminary revenue estimates for the quarter and year ended December 31, 2024 and preliminary cash, cash equivalents and investments balance as of December 31, 2024, together with the paragraph set forth under the heading “Forward-looking statements”, is incorporated by reference into Item 8.01 of this Current Report on Form 8-K.
The portions of the Press Release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the Press Release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Because the Company’s financial statements as of and for the quarter and year ended December 31, 2024 have not yet been finalized or audited and remain subject to change, the Company’s final results for such periods may differ materially from the unaudited preliminary financial information included in the Press Release. Accordingly, you should not place undue reliance on the unaudited preliminary financial information included in the Press Release.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release issued by Pacific Biosciences of California, Inc. dated January 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Michele Farmer
Michele Farmer
Vice President and Chief Accounting Officer
Date: January 14, 2025